Exhibit 99.1

Contacts:	Alex Abraham (media)	Anne-Marie Megela (investors)
	Alex.Abraham@kraftheinz.com	ir@kraftheinz.com

KRAFT HEINZ OUTLINES TRANSFORMATION MOMENTUM AND PATH TO LEAD THE FUTURE OF FOOD AT THE 2023 CAGNY CONFERENCE

PITTSBURGH & CHICAGO – Feb. 21, 2023 - The Kraft Heinz Company (Nasdaq: KHC) (“Kraft Heinz” or the “Company”) will today discuss progress the Company is making against its strategic transformation plan and long-term growth algorithm at the 2023 Consumer Analyst Group of New York (CAGNY) Conference. Miguel Patricio, CEO and Board Chair; Carlos Abrams-Rivera, EVP & President, North America; Rafa Oliveira, EVP & President, International Markets; and Andre Maciel, EVP & Global CFO, will discuss how the Company is accelerating profitable growth and driving innovation to deliver stockholder value over the long term.
“We entered the final stage of our transformation in 2022, with a focus on enhancing our Agile@Scale capabilities through partnerships with technology giants and cutting-edge innovators,” said Patricio. “We’ve made incredible progress in developing best-in-class systems across the Company, and through our refreshed product portfolio and improved financial flexibility, I am more confident than ever in our ability to drive sustainable growth and, ultimately, to lead the future of food.”
The Company will detail how it expects to increase Organic Net Sales growth, with approximately one third growth coming from each of the three pillars – U.S. Retail in the North America Zone, Global Foodservice, and Emerging Markets in the International Zone – and its focus on GROW platforms, especially Taste Elevation and Easy Meals Made Better.
Pillars of Growth
The Company will provide several examples of how it is renovating its iconic brands, delivering innovation, leading with disruptive marketing, and optimizing sales execution.
“U.S. Retail is a must-win for us,” said Abrams-Rivera. “We’ve breathed new life into our brands through renovation, and we must now innovate to meet future needs of consumers. We’re approaching product innovation in an entirely new way, including a new internal/external partnership ecosystem to drive speed, capability, and scale. As we play at the intersection of food and technology, we see the opportunity for $2 billion in incremental net sales from innovation in North America Retail from 2023 to 2027.”
The Company will also share how it expects Foodservice to be a global engine for growth. New quick-service restaurant (QSR) wins and incremental sales from new channels like schools are expected to help Foodservice grow sales and capture market share in North America at a compounded annual growth rate of approximately 5%. In the International Zone, global QSR partnerships and the Chef-Led Foodservice Sales Model are expected to spark an approximately 10% net sales compounded annual growth rate over the next four years.

Within Emerging Markets in the International Zone, the Company will outline significant growth opportunities it sees as it targets to grow net sales at a 13% compounded annual growth rate. Kraft Heinz will also provide updates on its Go-to-Market Model, a bespoke service model designed to help the Company enter new markets, which has proven to help accelerate growth where it has been implemented.
“We believe our focus on Taste Elevation and Emerging Markets will allow us to grow and gain market share in the International Zone,” said Oliveira. “We plan to extend and expand our Go-to-Market Model to increase our presence in the fastest growing markets and to drive innovation beyond ketchup for the Heinz brand to accelerate global growth.”
Long Term Financial Profile
In 2022, Kraft Heinz announced that it was increasing its long-term growth algorithm. At CAGNY, the Company will provide more insights on how it will achieve its long-term growth targets, which are affirmed at:

•Organic Net Sales(1) growth of 2% to 3%
•Adjusted EBITDA(1) growth of 4% to 6%
•Adjusted EPS(1) growth of 6% to 8%
•with Free Cash Flow Conversion(1) at approximately 100%.
“We aim to deliver strong stockholder returns, driven by better operational performance as well as an attractive dividend,” said Maciel. “As we continue to deliver with consistency, we believe we can benefit from multiple expansion.”
The Company will update and increase its gross efficiency target to $2.5 billion.
2023 Outlook
As announced in the fourth quarter and full year 2022 earnings, the Company will reiterate its expectation to deliver 2023 Organic Net Sales(1)(2) growth of 4% to 6% versus 2022. Constant Currency Adjusted EBITDA(1)(2) growth from 2022 to 2023 is still expected to range between 2% to 4%, or 4% to 6% when excluding the impact from the 53rd week in 2022.

The Company continues to anticipate high single-digit inflation for the year, with pricing and gross efficiencies contributing to Adjusted Gross Profit Margin(1)(2) recovery. Adjusted Gross Profit Margin expansion is still expected to fund incremental investments across technology, marketing, and people.

Adjusted EPS(1)(2) is still expected to be $2.67 to $2.75, which includes approximately a $0.04 negative impact from expected unfavorable changes in non-cash pension and post-retirement benefits, and a $0.04 currency headwind at current foreign exchange rates. The expected 2023 year-over-year Adjusted EPS performance reflects a negative $0.06 impact from lapping the 53rd week in 2022.

The Company now expects Free Cash Flow Conversion(1)(2) to be approximately 80% in 2023.

End Notes
(1) Organic Net Sales, Adjusted EBITDA, Constant Currency Adjusted EBITDA, Adjusted EPS, Adjusted Gross Profit Margin, Free Cash Flow, and Free Cash Flow Conversion are non-GAAP financial measures. Please see discussion of non-GAAP financial measures and the reconciliations at the end of this press release for more information.

(2) Guidance for Organic Net Sales, Constant Currency Adjusted EBITDA, Adjusted EPS, Adjusted Gross Margin, and Free Cash Flow Conversion is provided on a non-GAAP basis only because certain information necessary to calculate the most comparable GAAP measure is unavailable due to the uncertainty and inherent difficulty of predicting the occurrence and the future financial statement impact of such items impacting comparability, including, but not limited to, the impact of currency, acquisitions and divestitures, divestiture-related license income, restructuring activities, deal costs, unrealized losses/(gains) on commodity hedges, impairment losses, certain non-ordinary course legal and regulatory matters, equity award compensation expense, nonmonetary currency devaluation, and debt prepayment and extinguishment (benefit)/costs, among other items. Therefore, as a result of the uncertainty and variability of the nature and amount of future adjustments, which could be significant, the Company is unable to provide a reconciliation of these measures without unreasonable effort.
Webcast Information
A prepared presentation at the CAGNY conference will begin at 11 a.m. Eastern Standard Time today and will be available at ir.kraftheinzcompany.com. A replay will also be accessible after the event at ir.kraftheinzcompany.com.
ABOUT THE KRAFT HEINZ COMPANY
We are driving transformation at The Kraft Heinz Company (Nasdaq: KHC), inspired by our Purpose, Let’s Make Life Delicious. Consumers are at the center of everything we do. With 2022 net sales of approximately $26 billion, we are committed to growing our iconic and emerging food and beverage brands on a global scale. We leverage our scale and agility to unleash the full power of Kraft Heinz across a portfolio of six consumer-driven product platforms. As global citizens, we’re dedicated to making a sustainable, ethical impact while helping feed the world in healthy, responsible ways. Learn more about our journey by visiting www.kraftheinzcompany.com or following us on LinkedIn and Twitter.
Forward-Looking Statements
This press release contains a number of forward-looking statements. Words such as “accelerate,” “believe,” “develop”, “deliver,” “drive,” “expect,” “focus,” “fund,” “grow,” “guidance,” “implement,” “improve,” “increase,” “make,” “outlook,” “plan,” “provide,” “transform,” and “will,” and variations of such words and similar future or conditional expressions are intended to identify forward-looking statements. Examples of forward-looking statements include, but are not limited to, statements regarding the Company's plans, impacts of accounting standards and guidance, growth, legal matters, taxes, costs and cost savings, impairments, dividends, expectations, investments, innovations, opportunities, capabilities, execution, initiatives, and pipeline. These forward-looking statements reflect management's current expectations and are not guarantees of future performance and are subject to a number of risks and uncertainties, many of which are difficult to predict and beyond the Company's control.
Important factors that may affect the Company's business and operations and that may cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, operating in a highly competitive industry; the Company’s ability to correctly predict, identify, and interpret changes in consumer preferences and demand, to offer new products to meet those changes, and to respond to competitive innovation; changes in the retail landscape or the loss of key retail customers; changes in the Company's relationships with significant customers or suppliers, or in other business relationships; the Company’s ability to maintain, extend, and expand its reputation and brand image; the Company’s ability to leverage its brand value to compete against private label products; the Company’s ability to drive revenue growth in its key product categories or platforms, increase its market share, or add products that are in faster-growing and more profitable categories; product recalls or other product liability claims; climate change and legal or regulatory responses; the Company’s ability to identify, complete, or realize the benefits from strategic acquisitions, divestitures, alliances, joint ventures, or investments; the Company's ability to successfully execute its strategic initiatives; the impacts of the Company's international operations; the Company's ability to protect intellectual property rights; the Company’s ability to realize the anticipated benefits from prior or future streamlining actions to reduce fixed costs, simplify or improve processes, and improve its competitiveness; the influence of the Company’s largest stockholder; the Company's level of indebtedness, as well as our ability to comply with covenants under our debt instruments; additional impairments of the carrying amounts of goodwill or other indefinite-lived intangible assets; foreign exchange rate fluctuations; volatility in commodity, energy, and other input costs; volatility in the market value of all or a portion of the commodity derivatives we use; compliance with laws and regulations and related legal claims or regulatory enforcement actions; failure to maintain an effective system of internal controls; a downgrade in the Company's credit rating; the impact of sales of the Company's common stock in the public market; the Company’s ability to continue to pay a regular dividend and the amounts of any such dividends; disruptions in the global economy caused by geopolitical conflicts, including the ongoing conflict between Russia and Ukraine; unanticipated business disruptions and natural events in the locations in which the Company or the Company's customers, suppliers, distributors, or regulators operate; economic and political conditions in the United States and in various other nations where the Company does business (including inflationary pressures, general economic slowdown, or recession); changes in the Company's management team or other key personnel and the Company's ability to hire or retain key personnel or a highly skilled and diverse global workforce; our dependence on information technology and systems, including service interruptions, misappropriation of data, or breaches of security; increased pension, labor, and people-related expenses; changes in tax laws and interpretations; volatility of capital markets and other macroeconomic factors; and other factors. For additional information on these and other factors that could affect the Company's forward-looking statements, see the Company's risk factors, as they may be amended from time to time, set forth in its filings with the Securities and Exchange Commission (“SEC”). The Company disclaims and does not undertake any obligation to update, revise, or withdraw any forward-looking statement in this press release, except as required by applicable law or regulation.
Non-GAAP Financial Measures
The non-GAAP financial measures provided in this press release should be viewed in addition to, and not as an alternative for, results prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) that are presented in the Company’s filings with the SEC.
The Company has presented Organic Net Sales, Adjusted EBITDA, Constant Currency Adjusted EBITDA, Adjusted EPS, Free Cash Flow, Adjusted Gross Profit, and Adjusted Net Income/(Loss), which are considered non-GAAP financial measures. The non-GAAP financial measures presented may differ from similarly titled non-GAAP financial measures presented by other companies, and other companies may not define these non-GAAP financial measures in the same way. These measures are not substitutes for their comparable GAAP financial measures, such as net sales, net income/(loss), gross profit, diluted earnings per share (“EPS”), net cash provided by/(used for) operating activities, or other measures prescribed by GAAP, and there are limitations to using non-GAAP financial measures.
Management uses these non-GAAP financial measures to assist in comparing the Company’s performance on a consistent basis for purposes of business decision making by removing the impact of certain items that management believes do not directly reflect the Company’s underlying operations. The Company believes:
•Organic Net Sales, Adjusted EBITDA, Constant Currency Adjusted EBITDA, Adjusted Gross Profit, Adjusted Net Income/(Loss), and Adjusted EPS provide important comparability of underlying operating results, allowing investors and management to assess the Company’s operating performance on a consistent basis; and

•Free Cash Flow provides a measure of the Company’s core operating performance, the cash-generating capabilities of the Company’s business operations, and is one factor used in determining the amount of cash available for debt repayments, dividends, acquisitions, share repurchases, and other corporate purposes.
Management believes that presenting the Company’s non-GAAP financial measures is useful to investors because it (i) provides investors with meaningful supplemental information regarding financial performance by excluding certain items, (ii) permits investors to view performance using the same tools that management uses to budget, make operating and strategic decisions, and evaluate historical performance, and (iii) otherwise provides supplemental information that may be useful to investors in evaluating the Company’s results. The Company believes that the presentation of these non-GAAP financial measures, when considered together with the corresponding GAAP financial measures and the reconciliations to those measures, provides investors with additional understanding of the factors and trends affecting the Company’s business than could be obtained absent these disclosures.
Definitions
Organic Net Sales is defined as net sales excluding, when they occur, the impact of currency, acquisitions and divestitures, and a 53rd week of shipments. The Company calculates the impact of currency on net sales by holding exchange rates constant at the previous year's exchange rate, with the exception of highly inflationary subsidiaries, for which the Company calculates the previous year's results using the current year's exchange rate.
Adjusted EBITDA is defined as net income/(loss) from continuing operations before interest expense, other expense/(income), provision for/(benefit from) income taxes, and depreciation and amortization (excluding restructuring activities); in addition to these adjustments, the Company excludes, when they occur, the impacts of divestiture-related license income (e.g., income related to the sale of licenses in connection with the Cheese Transaction), restructuring activities, deal costs, unrealized losses/(gains) on commodity hedges, impairment losses, certain non-ordinary course legal and regulatory matters, and equity award compensation expense (excluding restructuring activities). The Company also presents Adjusted EBITDA on a constant currency basis (Constant Currency Adjusted EBITDA). The Company calculates the impact of currency on Adjusted EBITDA by holding exchange rates constant at the previous year's exchange rate, with the exception of highly inflationary subsidiaries, for which it calculates the previous year's results using the current year's exchange rate.
Adjusted Gross Profit, Adjusted Net Income/(Loss), and Adjusted EPS are defined as gross profit, net income/(loss), and diluted earnings per share, respectively, excluding, when they occur, the impacts of restructuring activities, deal costs, unrealized losses/(gains) on commodity hedges, impairment losses, certain non-ordinary course legal and regulatory matters, losses/(gains) on the sale of a business, other losses/(gains) related to acquisitions and divestitures (e.g., tax and hedging impacts), nonmonetary currency devaluation (e.g., remeasurement gains and losses), debt prepayment and extinguishment (benefit)/costs, and certain significant discrete income tax items (e.g., U.S. and non-U.S. tax reform), and including when they occur, adjustments to reflect preferred stock dividend payments on an accrual basis.
Free Cash Flow is defined as net cash provided by/(used for) operating activities less capital expenditures. The use of this non-GAAP measure does not imply or represent the residual cash flow for discretionary expenditures since the Company has certain non-discretionary obligations such as debt service that are not deducted from the measure.